SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: October 19, 2005
                        (Date of earliest event reported)

                               VASOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                      0-18105                         11-2871434
--------------------------------------------------------------------------------
(State or other                 (Commission                      (IRS Employer
 jurisdiction of                File Number)                     Identification
 incorporation)                                                      Number)


180 Linden Avenue, Westbury, New York                                11590
-------------------------------------                                -----
  (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number including area code               (516) 997-4600
                                                                 -------------

                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01       Other Events

     The Company has been informed that the report of the PEECH Clinical Study has been accepted for publication in a major peer-reviewed medical journal. The journal requires that the contents of the report be held confidential until its publication. Therefore, no additional information concerning this article will be provided until such time as it is published.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VASOMEDICAL, INC.


                                By:  /s/ Thomas Glover
                                     -------------------------------------
                                     Thomas Glover
                                     President and Chief Executive Officer


Dated:   October  24,  2005